UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

ONYX ACQUISITION CO. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41003	98-1584432
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 5th Avenue New York, New York	10011
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code: (212) 974-2844

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ONYXU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ONYX	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ONYXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 8, 2022, Onyx Acquisition Co. I (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s shareholders to be held on January 12, 2023 (the “Extraordinary General Meeting”) to consider and vote on, among other proposals, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination, and the amendment of the Company’s Amended and Restated Memorandum and Articles of Association to remove the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.

Press Release

On January 10, 2023, the Company issued a press release announcing, among other things, (i) the postponement of the Extraordinary General Meeting (the “Postponement”) from the previously scheduled date of Thursday, January 12, 2023, at 9:30 a.m., Eastern Time, to Thursday, January 26, 2023, at 9:30 a.m., Eastern Time, in order to allow additional time for the Company to engage with its shareholders, (ii) the resulting extension of the deadline from January 10, 2023 (two business days before the Extraordinary General Meeting, as originally scheduled) to January 24, 2023 (two business days before the postponed Extraordinary General Meeting) for delivery of redemption requests from the Company’s shareholders in connection with the Extension Amendment Proposal (the “Redemption Deadline Extension”), (iii) that, if the Extension Amendment Proposal is approved, Onyx Acquisition Sponsor Co. LLC (our “Sponsor”) has agreed to deposit into the Company’s trust account (the “Trust Account”) $400,000 (the “Contribution”), with such Contribution to be effected through a loan to the Company and (iv) that the holders of the Company’s outstanding Class B ordinary shares (the “founder shares”) have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares prior to any redemption in connection with the Extension Amendment Proposal.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide information about the Postponement, the Redemption Deadline Extension, the proposed Contribution and the proposed conversion of the founder shares.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

ONYX ACQUISITION CO. I

Dated January 10, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2022, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from February 5, 2023 to August 7, 2023 (such date, the “Extended Date”), and the removal from the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) of the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Extraordinary General Meeting related to the Definitive Proxy Statement, (ii) the resulting extension of the deadline for delivery of redemption requests from the Company’s shareholders to the Company’s transfer agent, (iii) the agreement by Onyx Acquisition Sponsor Co. LLC (our “Sponsor”) to deposit into the Company’s trust account (the “Trust Account”) as a loan, $400,000, if the Extension Amendment Proposal is approved at the Extraordinary General Meeting and (iv) the expectation that the holders of the Company’s outstanding Class B ordinary shares (the “founder shares”) will convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extraordinary General Meeting Date

On January 10, 2023, the Company issued a press release announcing that it has determined to postpone (the “Postponement”) the date of the Extraordinary General Meeting from January 12, 2023 to January 26, 2023. As a result of this change, the Extraordinary General Meeting will now be held at 9:30 a.m. Eastern Time on January 26, 2023 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, and virtually via live webcast. It can be accessed by visiting https://www.cstproxy.com/onyxacqu/2023.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of January 10, 2023 (two business days before the Extraordinary General Meeting) for delivery of redemption requests from the Company’s shareholders to the Company’s transfer agent has been extended to January 24, 2023 (two business days before the postponed Extraordinary General Meeting).

Supplemental Disclosures Regarding Expected Conversion of All Founder Shares

The Definitive Proxy Statement is hereby amended and supplemented by adding the following sentence:

“The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.”

After each instance of the following existing disclosure:

“In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.”

The Definitive Proxy Statement is hereby amended and supplemented by adding the following sentence:

“The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal.”

After each instance of the following existing disclosure:

“The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 6,522,500 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.”

Sponsor Contribution to Trust Account

On January 10, 2023, the Company issued a press release announcing that, if the Extension Amendment Proposal is approved at the Extraordinary General Meeting, our Sponsor will effect a deposit into the Trust Account of $400,000 (or approximately $0.02 per public share, assuming no redemptions) as a loan to the Company (the “Contribution”) on January 26, 2023 (the “Contribution Date”).

The Contribution will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and the proposed Contribution. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On December 8, 2022, the Company filed the Definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Onyx Acquisition Co. I, 104 5th Avenue, New York, New York 10011.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2023	ONYX ACQUISITION CO. I

	By:	/s/ Michael Stern
	Name: Title:	Michael Stern Director, Chairman and Chief Executive Officer